EXHIBIT 10.5

NOTE

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE NOTE PURCHASE AGREEMENT (AS SUCH TERM IS DEFINED BELOW) AND ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN INTERCREDITOR AGREEMENT (THE “INTERCREDITOR AGREEMENT”) DATED AS OF JUNE 6, 2011 AMONG SILICON VALLEY BANK, AS SENIOR LENDER, THE BIA DIGITAL PARTNERS SBIC II LP  AND ACKNOWLEDGED BY THE BORROWER (AS SUCH TERM IS DEFINED BELOW) AS THE SAME  MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AS PERMITTED UNDER THE INTERCREDITOR AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

$7,500,000.00	June 6, 2011

FOR VALUE RECEIVED, intending to be legally bound hereby, GLOBAL TELECOM & TECHNOLOGY, INC., a Delaware corporation (“GTTI”), GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC., a Virginia corporation (“GTTA”), WBS CONNECT, LLC, a Colorado limited liability company (“WBS”), PACKETEXCHANGE, INC., a Delaware corporation (“PEI”) and PACKETEXCHANGE (USA), INC., a Delaware corporation (“PEIUSA” and together with GTTI, GTTA, WBS and PEI, individually and collectively, jointly and severally, the “Borrower”), hereby promise to pay to the order of BIA DIGITAL PARTNERS SBIC II LP, a Delaware limited partnership or its registered assigns (the “Purchaser”) at the office of the Purchaser initially located at 15120 Enterprise Court, Chantilly, VA 20151 (or such other address as the Purchaser may specify in writing to Borrower), the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000.00), or such lesser amount as shall equal the aggregate unpaid principal amount of this Note, on the dates specified in the Note Purchase Agreement and to pay interest on such principal amount on the dates and at the rates (including, if applicable, the Default Rate) specified in the Note Purchase Agreement.  All payments due to the Purchaser under this Note shall be made at the place, in the type of money and funds and in the manner specified in the Note Purchase Agreement.

As used in this Note, “Note Purchase Agreement” shall mean the Note Purchase Agreement dated as of the date hereof, among Borrower, the other Note Parties signatory thereto and the financial institutions identified therein as Purchasers, as amended, supplemented and/or modified from time to time.  Capitalized terms that are used herein and not defined herein shall have the meaning given to such terms in the Note Purchase Agreement.

This Note may be voluntarily prepaid, and is subject to mandatory prepayment, in accordance with the provisions applicable to prepayments set forth in the Note Purchase Agreement.

This Note shall be construed and interpreted in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).  If any of the terms of this Note, or any agreement or instrument securing payment hereof, shall be declared invalid by any court of competent jurisdiction, such invalidity shall not affect any of the other terms hereof or such other instrument.

This Note is one of the Notes referred to in the Note Purchase Agreement.  The holder of this Note is entitled to all of the benefits under the Note Purchase Agreement and the other Note Documents including certain security provided thereunder and, upon the occurrence of certain events or conditions, payment of the Default Rate of interest.  In addition, in case an Event of Default shall occur, the principal of, and accrued interest and fees, if any, on this Note shall become due and payable in the manner and with the effect provided in the Note Purchase Agreement.

Borrower hereby waives presentment for payment, demand, and, except for notices specifically required by the Note Purchase Agreement, notice of nonpayment, notice of protest, and protest of this Note, and all other notices or demands in connection with the delivery, acceptance, performance, default, dishonor, or enforcement of the payment of this Note.

This Note was issued with original issue discount (as defined in § 1273(a) of the Code and Regulation § 1-1273-1 promulgated thereunder). The Purchaser can obtain the information described in Regulation § 1. 1275-3 promulgated under the Code by writing to: Global Telecom and Technology, Inc., 8484 Westpark Drive, Suite 720, McLean, Virginia 22102, Attention:  Mr. Eric Swank.

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the date first above written.

GLOBAL TELECOM & TECHNOLOGY, INC.		GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC.
By:	/s/ Eric A. Swank	By:	/s/ Eric A. Swank
Name:	Eric A. Swank	Name:	Eric A. Swank
Title:	Chief Financial Officer	Title:	Chief Financial Officer
PACKETEXCHANGE, INC.		WBS CONNECT, LLC
By:	/s/ Eric A. Swank	By:	/s/ Eric A. Swank
Name:	Eric A. Swank	Name:	Eric A. Swank
Title:	Chief Financial Officer	Title:	CFO of Managing Member
PACKETEXCHANGE (USA), INC.
By:	/s/ Eric A. Swank
Name:	Eric A. Swank
Title:	Chief Financial Officer